Exhibit No. 32.1

Form 10-QSB
First Quantum Ventures, Inc.
File No. 33000-52759

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    In  connection  with  the  Quarterly  Report  of  First Quantum Ventures, Inc.  (the "Company") on Form 10-QSB for the period ending December 31, 2007 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I, Emilio Jara,  Chief  Executive and Chief  Financial  Officer of the Company, certify  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Dated: February 11, 2008

/s/ Emilio Jara
      Emilio Jara
      Chief Executive Officer,
      Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided to  First Quantum Ventures, Inc.  and will be retained by  First Quantum Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.